POWER OF ATTORNEY

Each of the undersigned constitutes Jeffrey W. Kletti, Brian Muench, H. Bernt von Ohlen, Stewart W. Gregg, and Erik T. Nelson, individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee, any registration statement on Form N-14 relating to (a) the merger of AZL OCC Growth Fund into AZL BlackRock Capital Appreciation Fund, both series of the Allianz Variable Insurance Products Trust, and (b) the merger of AZL Allianz Global Investors Select Fund into AZL Balanced Index Strategy Fund, both series of the Allianz Variable Insurance Products Fund of Funds Trust, and any and all amendments thereto, of the Allianz Variable Insurance Products Trust and the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 18th day of June, 2010.

/s/ Peter Burnim

Peter R. Burnim

/s/ Robert DeChellis

Robert DeChellis

/s/ Peggy Ettestad

Peggy L. Ettestad

/s/ Roger Gelfenbien

Roger A. Gelfenbien

/s/ Claire Leonardi

Claire R. Leonardi

/s/ Dickson Lewis

Dickson W. Lewis

/s/ Peter McClean

Peter W. McClean

/s/ Arthur Reeds

Arthur C. Reeds III

POWER OF ATTORNEY

The undersigned constitutes Brian Muench, H. Bernt von Ohlen, Stewart W. Gregg, and Erik T. Nelson, individually, as his true and lawful attorney, with full power to sign for him, in his name and in his capacity as a trustee, any registration statement on Form N-14 relating to (a) the merger of AZL OCC Growth Fund into AZL BlackRock Capital Appreciation Fund, both series of the Allianz Variable Insurance Products Trust, and (b) the merger of AZL Allianz Global Investors Select Fund into AZL Balanced Index Strategy Fund, both series of the Allianz Variable Insurance Products Fund of Funds Trust, and any and all amendments thereto, of the Allianz Variable Insurance Products Trust and the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of June, 2010.

/s/ Jeffrey Kletti

Jeffrey W. Kletti